Business combinations	12 Months Ended
Mar. 31, 2023
Business Combinations [Abstract]
Business combinations	Business combinations
Acquisition during the year
On October 31, 2022, through its newly established subsidiary ShipUp Holding SAS, the Group acquired 100% of the share capital of ShipUp, a French-based company providing post-purchase engagement solutions for online purchases, for a total consideration of EUR34.9 million. The transaction accelerates Global Blue’s ambition to provide retailers with a leading ecosystem of post-purchase technologies. As part of the consideration, shares in ShipUp Holding SAS representing 25% of the latter’s share capital were issued to ShipUp’s former shareholders. The consideration also contains contingent consideration with an estimated fair value of zero at the date of acquisition and as of March 31, 2023.
As part of the acquisition, Global Blue and the minority shareholders entered into a put and call agreement which gives each minority shareholder the right to sell and Global Blue the right to acquire all the shares currently held by the minority shareholders. Given that the pricing formula of the options makes it virtually certain that the options will be exercised in the future, the Group has derecognized the non-controlling interest. For the portion of the repurchase obligation that is not contingent on future employee services, the Group measured the related put option liability, on acquisition, at the present value of the redemption amount, at zero. As of March 31, 2023, the value of that option is estimated to be unchanged. For the portion of the repurchase obligation that is contingent on future employee services, the Group assessed the transaction to be a cash-settled share-based payment arrangement and recognized EUR2.1 million as remuneration expense in the financial year ended March 31, 2023. As of the acquisition date, the total fair value of the future service cost is estimated to be EUR15.4 million (EUR16.3 million as of March 31, 2023). The award entitlement is earned by the minority shareholders through their remaining involvement in ShipUp as managers until April 2027; for further details on the share-based payment arrangement see Note 24.
ShipUp has been fully consolidated for the period from November 1, 2022 to March 31, 2023 and has, in this period, contributed revenues of EUR2.0 million and a net loss of EUR2.0 million. Had the business been acquired on April 1, 2022, consolidated revenue and consolidated loss for the financial year ended March 31, 2023 would have been EUR2.6 million and EUR1.9 million higher, respectively.
The goodwill acquired represents synergies arising from ShipUp’s inherent value of its workforce and its capacity to develop future customer relationships especially in the large accounts segment and the better absorption of fixed costs. The goodwill is not expected to be deductible for tax purposes.
The key intangible assets identifiable separately from goodwill as at the acquisition date are ShipUp’s technology and customer relationships with fair values of EUR2.7 million and EUR4.5 million respectively. The fair value of the technology has been calculated using the Relief-from-Royalty approach, whereby a royalty rate of 5%, a perpetual growth rate of 1.9% and a discount rate of 12.7% have been used. For the valuation of the customer relationships the excess earnings method was applied, whereby a discount rate of 12.7%, a CAC (contributory asset charges) of 3.5% and a royalty rate of 5% were used.
Acquisition-related direct costs of EUR1.2 million have been included in operating expenses.
On March 23, 2023, a true-up calculation for the consideration transferred was performed. Initially, the transaction had been recorded at a purchase price based on estimated working capital figures which was subsequently adjusted to reflect the final balances as at October 31, 2022; as a result of this true-up calculation, the consideration transferred decreased by EUR0.1 million.
Prior years’ acquisitions
On September 6, 2021, the Group purchased, through numerous steps, an additional 45.9% stake in Yocuda, a leading digital receipt provider based in the United Kingdom, for GBP3.0 million (EUR3.5 million). This resulted in an increase in its existing shareholding from 10.4% to 56.3% and obtaining control. Yocuda has been fully consolidated since September 6, 2021.
On March 19, 2021, the Group acquired 100% of the share capital of ZigZag Global Ltd. (“ZigZag”), a UK-based company operating in the e-commerce sector for a total consideration of EUR66.4 million. The performance targets set out in the purchase agreement, were not met as of December 31, 2021 due to a delay in the implementation plan which has led to a shift of timing of cash flows outside the related earn-out period. As such, the contingent consideration liability with a fair value of EUR9.6 million as of March 31, 2021 was not paid out, and the gain resulting from the derecognition was recorded in operating expenses in the income statement.
The fair value of net assets acquired and consideration paid in respect of the acquisition of businesses in the three years ended March 31, 2023, March 31, 2022, and March 31, 2021 are presented in the table below.

(EUR thousand)
	2023	2022	2021
Net assets acquired and consideration paid	ShipUp	Yocuda	ZigZag
Software	2,738	1,236	5,223
Customer relationships	4,466	—	—
Property, plant and equipment	82	—	23
Other non-current financial assets	154	—	—
Trade and other receivables	2,166	323	1,886
Cash	2,839	510	1,680
Loans and borrowings	(3,284)	—	(2,327)
Trade and other payables	(1,681)	(235)	(2,575)
Income tax payable	—	(29)	—
Provisions	—	(9)	—
Borrowings	—	—	—
Deferred tax liabilities	(1,834)	(309)	(1,305)
Deferred income	—	(11)	—
Fair value of assets and liabilities	5,646	1,476	2,605
Goodwill arising on acquisition	29,239	7,829	63,776
Fair value of previously held equity interest	—	(968)	—
Consideration payable	34,885	8,337	66,381
Satisfied by:
Cash consideration paid	(34,885)	(3,502)	(51,879)
Cash consideration payable	—	—	(349)
Put option	—	(4,835)	(4,557)
Contingent consideration payable	—	—	(9,596)
Total consideration	(34,885)	(8,337)	(66,381)

Cash consideration paid	(34,885)	(3,502)	(51,879)
Cash acquired	2,839	510	1,680
Repayment of borrowings acquired	—	—	(2,327)
Total net cash outflow	(32,046)	(2,992)	(52,526)
The fair value of trade and other receivables is not materially different to their carrying amounts.